UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 24, 2023

Xcel Energy Inc.
(Exact name of registrant as specified in its charter)

001-3034			41-0448030
(Commission File Number)			(IRS Employer Identification No.)

414 Nicollet Mall	Minneapolis	Minnesota	55401
(Address of Principal Executive Offices)			(Zip Code)

612	330-5500
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name, Former Address and Former Fiscal Year, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2.50 par value per share	XEL	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Xcel Energy Inc. ("Xcel Energy") held its 2023 Annual Meeting of Shareholders on May 24, 2023. At the meeting, shareholders:

•elected all 12 directors nominated by the Board of Directors;
•approved, on an advisory basis, Xcel Energy's executive compensation as set forth in the 2023 proxy statement;
•approved, on an advisory basis, a frequency of 1 year for Xcel Energy's say on pay votes; and
•ratified the appointment of Deloitte & Touche LLP as Xcel Energy's independent registered public accounting firm for 2023.

Set forth below are the final voting results for each of the proposals.

Proposal No. 1 — Election of Directors

Name	For	Against	Withheld	Broker Non-Votes
Megan Burkhart	427,306,858	4,327,077	1,121,062	47,101,741
Lynn Casey	428,933,849	2,727,857	1,093,291	47,101,741
Robert Frenzel	409,210,453	20,092,406	3,452,138	47,101,741
Netha Johnson	429,160,572	2,447,266	1,147,159	47,101,741
Patricia Kampling	427,071,539	4,550,500	1,132,958	47,101,741
George Kehl	428,266,898	3,308,220	1,179,879	47,101,741
Richard O’Brien	425,488,330	6,057,587	1,209,080	47,101,741
Charles Pardee	428,316,498	3,309,523	1,128,976	47,101,741
Christopher Policinski	420,513,598	6,905,718	5,335,681	47,101,741
James Prokopanko	416,314,198	15,190,349	1,250,450	47,101,741
Kim Williams	423,633,847	5,807,421	3,313,729	47,101,741
Daniel Yohannes	427,450,844	4,117,843	1,186,310	47,101,741

Proposal No. 2 — Advisory Vote on Executive Compensation (Say on Pay Vote)

For	Against	Abstain	Broker Non-Votes
406,591,308	23,558,577	2,605,112	47,101,741

Proposal No. 3 — Advisory Vote on Frequency of Say on Pay Votes

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
424,459,339	1,451,851	4,965,594	1,878,213	47,101,741

Proposal No. 4 — Ratification of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
463,620,968	15,064,640	1,171,130	—

As shown above, Xcel Energy’s shareholders voted, in an advisory, non-binding vote, in favor of having a say on pay vote every year. Based on these results and consistent with the recommendation of Xcel Energy’s Board of Directors set forth in the 2023 Proxy Statement, Xcel Energy’s Board of Directors has determined to hold a non-binding advisory say on pay vote on an annual basis until the next vote on the frequency of say on pay votes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 26, 2023	Xcel Energy Inc. (a Minnesota corporation)

/s/ AMY SCHNEIDER
Amy Schneider
Vice President, Corporate Secretary and Securities